Exhibit 99.5

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in (i) Registration Statements No. 333-78139, 333-92997, 333-57238, 333-100815 and 333-110755 of Prosperity Bancshares, Inc. on Form S-8, (ii) Registration Statement No. 333-93857 of Prosperity Bancshares, Inc. on Form S-3 and (iii) Registration Statement No. 333-106000 of our report dated March 8, 2004, except for note 19 and related reclassifications relating to the adoption of Financial Accounting Standards Board Interpretation No. 46R “Consolidation of Variable Interest Entities,” as to which date is December 23, 2004, appearing in this Current Report on Form 8-K of Prosperity Bancshares, Inc. dated December 29, 2004.

/s/ Deloitte & Touche LLP

Houston, Texas
December 29, 2004